EXHIBIT 99.2

CONCORD BANK, N.A.

and SUBSIDIARY

Independent Auditors’ Report

Consolidated Financial Statements

December 31, 2005 and 2004

KILLINGSWORTH & COMPANY, P.C.
Certified Public Accountants

MEMBER:	2917 Aldine Bender Rd.
American Institute of Certified Public Accountants	Houston, Texas 77032-3503
Texas Society of Certified Public Accountants	(281) 590-9891 / FAX (281) 590-9894

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Concord Bank N.A.:

We have audited the accompanying consolidated balance sheets of Concord Bank N. A. and Subsidiary as of December 31, 2005 and 2004 and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Concord Bank N. A. and Subsidiary, as of December 31, 2005 and 2004, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Killingsworth & Company, P.C.

Houston, Texas

February 6, 2006

CONCORD BANK, N.A.

and SUBSIDIARY

Consolidated Balance Sheets

December 31, 2005 and 2004

	2005	2004
Assets
Cash and cash equivalents:
Cash and due from banks	$594,537	565,165
Federal funds sold	3,550,000	1,300,000

Total cash and cash equivalents	4,144,537	1,865,165

Interest Bearing deposits in other institutions	—	290,000
Investment securities—available for sale	7,254,756	7,487,809
Loans, net	95,928,130	88,472,185
Property and equipment, net	7,155,204	7,421,735
Accrued interest receivable and other assets	1,561,408	1,461,540

	$116,044,035	106,998,434

Liabilities and Stockholders’ Equity
Deposits:
Non-Interest bearing	$6,597,904	5,626,506
Interest bearing	96,124,429	89,066,405

Total deposits	102,722,333	94,692,911

Accrued interest and other liabilities	1,642,722	1,386,816
Commitments and contingent liabilities	—	—

Stockholders’ equity:
Preferred stock, $1.00 par value per share.
Authorized 1,000,000 shares, no shares were issued or outstanding in 2005 and 2004, respectively	—	—
Common stock, $5.00 par value per share
Authorized 5,000,000 shares, issued and outstanding 620,000 shares in 2005 and 2004, respectively	3,100,000	3,100,000
Surplus	3,973,189	3,973,189
Retained earnings	4,776,811	3,896,123
Accumulated other comprehensive income (loss)	(171,020)	(50,605)

Total stockholders’ equity	11,678,980	10,918,707

	$116,044,035	106,998,434

The accompanying notes are an integral part of these consolidated financial statements.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Consolidated Statements of Income

Years Ended December 31, 2005 and 2004

	2005	2004
Interest income:
Interest and fees on loans	$7,253,283	5,343,798
Interest on securities	356,645	369,832
Interest on Federal Funds Sold and deposits in banks	109,396	44,333

Total interest income	7,719,324	5,757,963

Interest expense on deposits	2,826,561	1,419,812

Net interest income	4,892,763	4,338,151

Provision for loan losses	100,000	200,000

Net interest income after provision for loan losses	4,792,763	4,138,151

Other income:
Service fees on deposit accounts	106,828	131,002
Commissions, fees and other service charges	56,938	56,957
Other income	1,884	537
Rental income	230,424	56,902

	396,074	245,398

Other Expenses:
Salaries and employee benefits	2,211,590	1,726,629
Occupancy expenses	394,017	359,825
Other operating expenses	1,242,104	904,069

	3,847,711	2,990,523

Net income before tax	1,341,126	1,393,026

Provision for Federal income taxes	460,438	477,161

Net income	$880,688	915,865

The accompanying notes are an integral part of these consolidated financial statements.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Consolidated Statements of Changes in Stockholders’ Equity

Years Ended December 31, 2005 and 2004

	Class A Convertible Preferred Stock		Common Stock			Retained Earnings Accumulated (Deficit)	Accumulated Other Comprehensive Income	Total Shareholders’ Surplus
	Shares	Par Value	Shares	Par Value	Surplus
Balance, December 31, 2003	—	—	560,000	2,800,000	3,673,189	2,980,258	(5,146)	9,448,301

Comprehensive income:
Net income	—	—	—	—	—	915,865	—	915,865
Unrealized gain on investment securities available for sale	—	—	—	—	—	—	(45,459)	(45,459)

Total comprehensive Income (loss)	—	—	—	—	—	—	—	870,406
Sale of capital stock	—	—	60,000	300,000	300,000	—	—	600,000

Balance December 31, 2004	—	—	620,000	$3,100,000	3,973,189	3,896,123	(50,605)	10,918,707
Comprehensive income:
Net income	—	—	—	—	—	880,688	—	880,688
Unrealized gain (loss) on investment securities available for sale	—	—	—	—	—	—	(120,415)	(120,415)

Total comprehensive income	—	—	—	—	—	—	—	760,273
Balance, December 31, 2005	—	—	620,000	$3,100,000	3,973,189	4,776,811	(171,020)	11,678,980

The accompanying notes are an integral part of these consolidated financial statements.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Consolidated Statements of Cash Flows

Years Ended December 31, 2005 and 2004

The accompanying notes are an integral part of these consolidated financial statements.

	2005	2004
Cash flows from operating activities:
Net income	$880,688	915,865
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	325,669	304,234
Increase in allowance for loan losses	100,000	200,000
(Increase) decrease in accrued interest and other assets	(169,236)	(159,164)
Increase (decrease) in accrued interest and other liabilities	255,906	629,746

Net cash provided by operating activities	1,393,027	1,890,681

Cash flows from investing activities:
Purchase of property and equipment	(71,859)	(400,232)
Increase in time deposits at other financial institutions	290,000	(290,000)
Net decrease (increase) in loans	(7,555,945)	(13,815,908)
Sale of Federal Home Loan Bank Stock	131,400	105,500
Purchase of Federal Reserve Stock	—	(18,000)
Purchase of securities	—	—
Proceeds from sale and maturity of investment securities	63,327	147,168

Net cash provided by (used in) investing activities	(7,143,077)	(14,271,472)

Cash flows from financing activities:
Net increase (decrease) in deposits	8,029,422	6,660,577
Sale of common stock	—	600,000

Net cash provided by (used in) financing activities	8,029,422	7,260,577

Net (decrease) increase in cash and cash equivalents	2,279,372	(5,120,214)

Cash and cash equivalents at beginning of year	1,865,165	6,985,379

Cash and cash equivalents at end of year	$4,144,537	1,865,165

The accompanying notes are an integral part of these consolidated financial statements.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2005 and 2004

(1)	Significant Accounting Policies

The accounting and reporting policies of Concord Bank N.A. conform to generally accepted accounting principles. A description of the more significant accounting policies follows:

(a)	Nature of Operations—The Bank provides a variety of banking services to individuals and businesses through their location in Houston, Texas. Their primary deposit products are demand deposits, savings deposits, and certificates of deposits, and primary lending products are commercial business, real estate mortgage, and installment loans.

(b)	Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c)	Principles of Consolidation—The consolidated financial statements include the accounts of Concord Bank N.A. and its wholly owned subsidiary, Newston Investments, Inc. All significant inter-company accounts and transactions have been eliminated in consolidation.

(d)	Statement of Cash Flows - The statement of cash flows contains operating activities which include interest paid of $2,746,728 and $1,208,095 for 2005 and 2004, respectively. Taxes in the amount of $485,431 and $658,506 were paid in 2005 and 2004, respectively. For purposes of reporting cash flows, cash and cash equivalents include cash on hand, amounts due from banks and Federal funds sold.

(e)	Investment Securities - Management determines the appropriate classification of securities at the time of purchase. If management has the intent and the Bank has the ability at the time of purchase to hold securities until maturity or on a long-term basis, they are classified as held-to-maturity and carried at amortized historical cost. Securities to be held for indefinite periods of time and not intended to be held to maturity or on a long-term basis are classified as available for sale and carried at market value. Securities held for indefinite periods of time include securities that management intends to use as part of its asset and liability management strategy and that may be sold in response to changes in interest rates, resultant prepayment risk and other factors related to interest rate and resultant prepayment risk changes.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Significant Accounting Policies, continued

Realized gains and losses on dispositions are based on the net proceeds and the adjusted book value of the securities sold, using the specific identification method. Unrealized gains and losses on investment securities available for sale are based on the difference between book value and fair value of each security. These gains and losses are credited or charged to stockholders’ equity, whereas realized gains and losses flow through the Bank’s yearly operations.

(f)	Loans and Allowance for Loan Losses—Loans are stated at the amount of unpaid principal, reduced by unearned discount and an allowance for loan losses. Unearned discount on loans is recognized as income over the terms of the loans on a basis which results in approximately level rates of return over the term of the loans. Interest on other loans is calculated by using the simple interest method on daily balances of the principal amount outstanding. The allowance for loan losses is established through a provision for loan losses charged to expenses. Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb possible loan losses on existing loans that may become uncollectible, based on evaluations of the collectibility of loans and prior loan loss experience. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may affect the borrowers’ ability to pay. Accrual of interest is discontinued on a loan when management believes, after considering economic and business conditions and collection efforts, that the borrowers’ financial condition is such that collection of interest is doubtful.

(g)	Depreciation - Property and equipment are stated at cost less accumulated depreciation computed principally on the straight-line method over the estimated useful lives of the assets.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N. A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Significant Accounting Policies, continued

(h)	Income Taxes - Income taxes are provided for the tax effects of transactions reported in the financial statement, regardless of the period in which such items are recognized for tax purposes. Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

(i)	Deferred Loan Fees - Loan commitment and origination fees and the direct costs of loan origination are deferred. The net deferred loan fees are amortized into income over the life of the related loans.

(j)	Off-Balance-Sheet Financial Instruments - In the ordinary course of business, the Bank has entered into off balance sheet financial instruments consisting of commitments to extend credit, stand-by letters of credit and commercial letters of credit. Such financial instruments are recorded in the financial statements when they become payable.

(2)	Investment Securities

At December 31, 2005 and 2004, the investment securities portfolio was solely comprised of securities classified as available for sale.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N. A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(2)	Investment Securities, continued

The amortized cost and market values of investment securities available for sale at December 31, 2005 are summarized as follows:

	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U. S. Agency notes	$7,492,743	—	(259,409)	7,233,334
Mortgage-backed securities	21,134	288	—	21,422
	$7,513,877	288	(259,409)	7,254,756

The amortized cost and market values of investment securities available for sale at December 31, 2004 are summarized as follows:

	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
U. S. Agency notes	$7,483,581	13,880	(91,787)	7,405,674
Mortgage-backed securities	80,902	1,310	(77)	82,135
	$7,564,483	15,190	(91,864)	7,487,809

There were no realized gains or losses in 2005 or 2004. Included in stockholders’ equity at December 31, 2005 and 2004, respectively is ($171,020) and ($50,605) of net unrealized gains (losses) net of tax on investments securities available for sale.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(2)	Investment Securities, continued

The following table shows the maturity distribution for the investment securities at December 31, 2005 and 2004:

	2005		2004
	Available for Sale		Available for Sale
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$—	—	—	—
Due after one year through five years	4,497,255	4,341,492	2,000,010	1,950,200

Due after five years through ten years	2,995,488	2,891,842	5,483,571	5,455,474

	7,492,743	7,233,334	7,483,581	7,405,674

Mortgage-backed securities	21,134	21,422	80,902	82,135

	$7,513,877	7,254,756	7,564,483	7,487,809

Securities with a carrying amount of approximately $7,233,334 and $7,483,581 in 2005 and 2004, respectively, are pledged to secure deposits.

(3)	Loans

The loan portfolio consists of various types of loans made principally to borrowers in Harris County, Texas. Major classifications of loans are as follows:

	2005	2004
Real estate	$88,679,396	83,077,268
Commercial	8,355,504	6,291,962
Installment, consumer	25,588	144,952

	97,060,488	89,514,182
Unearned discount	(32,358)	(41,997)

	97,028,130	89,472,185
Allowance for loan losses	(1,100,000)	(1,000,000)

	$95,928,130	88,472,185

CONCORD BANK, N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(3)	Loans, continued

Changes in the allowance for loan losses were as follows:

	2005	2004
Balance at beginning of period	$1,000,000	800,000
Provisions charged to operations	100,000	200,000
Loans charged off	—	—
Recoveries	—	—

Balance at end of period	$1,100,000	1,000,000

At December 31, 2005 and 2004, no loans were impaired or on non-accrual status.

(4)	Property and Equipment

Major classifications of these assets are summarized as follows:

	2005	2004
Building	$3,609,121	3,609,121
Land	1,623,048	1,623,048
Building improvements	2,442,301	2,387,771
Equipment, furniture and fixtures	617,207	602,756

	8,291,677	8,222,696
Accumulated depreciation	(1,136,473)	(800,961)

	$7,155,204	7,421,735

Depreciation expense amounted to approximately $338,391 and $307,546 in 2005 and 2004, respectively.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(5)	Deposits

The following table shows the maturity distribution of customer’s time deposits greater than or equal to $100,000:

	2005	2004
Three months or less	$20,973,906	13,613,544
Four to twelve months	32,595,675	15,209,645
One year to five years	8,062,725	370,191

	$61,632,306	29,193,380

(6)	Commitments and Contingent Liabilities

In the normal course of business the Bank makes various commitments and incurs certain contingent liabilities that are not presented in the accompanying financial statements. The commitments and contingent liabilities include various guarantees, commitments to extend credit, and standby letters of credit. At December 31, 2005 and 2004, such commitments and standby letters of credit aggregated approximately $4,716,000 and $5,371,177, respectively. The Bank does not anticipate any material losses as a result of the commitments and contingent liabilities.

The Bank has a credit facility with the Federal Home Loan Bank to borrow up to $39,187,750 collateralized by certain loans made by the Bank. In addition, the Bank has a Line of Credit in 2005 and 2004 in the amount of $2,800,000 and $2,000,000, respectively. As of December 31, 2005 and 2004 no amounts were advanced under these agreements.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(7)	Federal Income Taxes

The provision (benefit) for Federal income taxes for the years ended December 31, 2005 and 2004 are as follows:

	2005	2004
Current	$395,227	667,747
Deferred tax (benefit)	65,211	(190,586)

	$460,438	477,161

Income tax at the Federal statutory rate of 34% is reconciled to the Bank’s actual provision as follows:

	2005	2004
Tax at statutory rate	$455,983	473,629
Non-deductible expenses	4,455	3,532

	$460,438	477,161

Deferred Federal income taxes (benefit), according to the timing differences which caused them, were as follows:

	2005	2004
Provision for loan loss	$(34,000)	(68,000)
Depreciation	(24,549)	1,174
Accrual to cash basis conversion	123,760	(123,760)

	$65,211	(190,586)

The Bank’s total deferred tax assets and deferred tax liabilities at December 31, 2005 and 2004 are as follows:

	2005	2004
Deferred tax assets—accrual to cash conversion	$—	123,760
Deferred tax asset—depreciation	93,688	69,139
Deferred tax asset—unrealized loss on securities available for sale	88,101	26,069
Deferred tax asset—bad debt reserve	261,479	227,479
Deferred tax liability—depreciation	—	—
Deferred tax liability—unrealized gain on securities available for sale	—	—

Net deferred tax assets	$443,268	446,447

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(8)	Related-Party Transactions

The outstanding balances of direct and indirect borrowings of directors and officers of the Bank at December 31, 2005 and 2004 were approximately $798,507 and $821,538, respectively. New loans made to such related parties during 2005 and 2004 were approximately $0 and $200,000, respectively, and repayments were approximately $23,032 and $809,032, respectively.

(9)	Stockholders’ Equity

Banking regulations limit the amount of dividends that may be paid without prior approval of the Bank’s regulatory agency. The Bank may not, without prior approval of the Comptroller of the Currency, declare dividends in excess of the sum of the current years earnings (as defined) plus retained earnings (as defined) from the prior two years.

The Bank sold 60,000 shares of stock in 2004 for $600,000.

(10)	Financial Instruments with Off-Balance-Sheet Risk

The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheets.

The Bank’s exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual notational amount of those instruments (see note 6). The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer’s credit worthiness on a case-by-case basis. The amount and type of collateral obtained, if deemed necessary by the Bank upon extension of credit, varies and is based on management’s credit evaluation of the counterparty.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(10)	Financial Instruments with Off-Balance-Sheet Risk, continued

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Standby letters of credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank’s policy for obtaining collateral and the nature of such collateral is essentially the same as that involved in making commitments to extend credit.

(11)	Concentrations of Credit Risk

Financial instruments, which potentially subject the Bank to concentrations of credit risk, consist principally of cash and cash equivalents and loans. Concentrations of credit risk with respect to cash and cash equivalents are limited primarily to amounts held with other financial institutions. Substantially all of the Bank’s loans, commitments, and commercial and standby letters of credit have been granted to customers in the Bank’s market area. Substantially all such customers are depositors of the Bank. The concentrations of credit by type of loan are set forth in Note 3. Commercial and standby letters of credit were granted primarily to commercial borrowers.

(12)	Profit-Sharing Plan

On January 1, 1994, the Bank established a salary reduction/profit-sharing plan under the provisions of Section 401(k) of the Internal Revenue Code. The plan covers substantially all full-time employees who have completed one year of service with the Bank. Contributions to the plan by the Bank equal 50% of the salary reduction elected by each employee up to a maximum reduction of 3% of annual salary. The Bank, at its option, may contribute additional amounts to the plan. Bank contributions to the plan for 2005 and 2004 were $28,868 and $37,436, respectively.

(13)	Disclosures About Fair Value of Financial Instruments

Fair Values – Fair values were estimated by management as of December 31, 2005 and 2004 and required considerable judgment. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Bank could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair values presented.

Cash and Short-Term Investments – For short-term investments, the carrying amount is a reasonable estimate of fair value.

Investment Securities – For securities held as investment, fair value equals quoted market prices, if available. If quoted a market price is not available, fair value is estimated using quoted market prices for similar securities.

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statement, Continued

(13)	Disclosures About Fair Value of Financial Instruments, continued

Loan Receivables – For certain homogeneous categories of loans (such as some residential mortgages and other consumer loans), fair value is estimated using the quoted market prices for securities backed by similar loans adjusted for differences in loan characteristics. The carrying value of variable rate loans approximates fair value because these loans reprice frequently to current market rates. The fair value of other types of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Deposit Liabilities – The fair value of demand deposits, savings accounts and certain money market deposits is the amount payable on demand at the reporting date. The fair value of fixed-maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities.

Off-Balance-sheet Instruments – The fair value of the Bank’s off-balance-sheet instruments (lending commitments and letters of credit) are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counter parties’ credit standing.

The estimated fair values of the Bank’s financial instruments at December 31, 2005 and 2004 are as follows (in thousands):

	2005		2004
	Net	Estimated	Net	Estimated
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Financial assets:				x
Cash and equivalents	$595	595	565	565
Due from banks – time	—	—	290	287
Investments	7,594	7,594	7,959	7,959
Loans	95,928	98,031	88,472	91,326

Financial liabilities – deposits	102,649	102,453	94,646	94,790

Off-balance sheet instruments:
Commitments to extend credit	—	—	—	—
Stand-by letters of credit	—	—	—	—

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(14)	Regulatory Matters

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory—and possibly additional discretionary—actions by regulators that, if undertaken, could have a direct material effect on the Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 2005, that the Bank met all capital adequacy requirements to which it is subject.

As of December 31, 2005, the most recent notification from the Comptroller of the Currency categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the institution’s category.

		Actual Ratio	For Capital Adequacy Purposes:		To Be Well Capitalized Under Prompt Corrective Action Provisions:
	Amount		Amount	Ratio	Amount	Ratio
	(in thousands)

As of December 31, 2005:
Total Capital
(To Risk Weighted Assets)	$12,950	12.16%	≥ 8,519	≥ 8.00%	≥10,649	≥10.00%

Tier I Capital
(To Risk Weighted Assets)	$11,850	11.13%	≥ 4,260	≥ 4.00%	≥ 6,389	≥ 6.00%

Tier I Capital
(To Average Assets)	$11,850	10.16%	≥ 4,692	≥ 4.00%	≥ 5,865	≥ 5.00%

As of December 31, 2004:
Total Capital
(To Risk Weighted Assets)	$11,969	11.99%	≥ 7,983	≥ 8.00%	≥ 9,979	≥10.00%

Tier I Capital
(To Risk Weighted Assets)	$10,969	10.99%	≥ 3,991	≥ 4.00%	≥ 5,987	≥ 6.00%

Tier I Capital
(To Average Assets)	$10,969	9.84%	≥ 4,459	≥ 4.00%	≥ 5,574	≥ 5.00%

KILLINGSWORTH & COMPANY, P.C.

CONCORD BANK, N.A.

and SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(14)	Subsequent events

On December 8, 2005, the Bank entered into an Agreement and Plan of Merger with another banking entity to merge both entities. The agreement provides for all the assets of the Bank to be passed and vested into the subject banking entity without any other conveyance or other transfer. At the effective time of transfer (not to be later than April 30, 2006) the shares of Concord Bank shall be converted into the right to receive an amount of cash equal to $23,700,000. As of the date of this report a date for this transfer has not been set.

KILLINGSWORTH & COMPANY, P.C.